Other receivables and prepayments, net (Tables)	12 Months Ended
Dec. 31, 2022
Other receivables and prepayments, net
Schedule of components of other receivables and prepayments, net
Components of other receivables and prepayments are as follows:

	As of December 31,
	2021	2022
	RMB	RMB
VAT and EIT recoverable	747,377	668,233
Deposits	213,921	114,269
Interest receivable	174,688	409,985
Prepayment to suppliers related to procurement activities of goods and services	385,805	450,158
Prepaid expense	63,918	59,496
Loans to third parties	517,200	157,450
Others	255,244	249,199
Advances to suppliers related to financing activities	1,002	221,697

Subtotal	2,359,155	2,330,487
Allowance for doubtful account s :
Balance at beginning of the year	(52,776)	(32,289)
Write-offs	3,598	44,776
Reversal/(Provision)	16,889	(62,525)

Allowance as of the end of the year	(32,289)	(50,038)

Total	2,326,866	2,280,449